Financing Receivable	12 Months Ended
Dec. 31, 2022
Financing Receivable
Financing Receivable

Note 4 - Financing Receivable

The Company’s financing receivable was $43,864,192 and nil as of December 31, 2022 and 2021, respectively. Starting in June, 2022, the Company provided factoring financing service. The financing receivable is secured by pledged accounts receivable with stated owned entities and reputable companies, which has carrying value of $46,159,268 and is in excess of the financing provided. The term of the financing receivables is generally within 12 months with annual interest of 6.5%. The interest and principal of financing are due upon maturity. The principal and interest receivable of the financing amounted to $42,412,500 and $1,451,692 as of December 31, 2022, respectively.  For the year ended December 31, 2022, the Company recognized net financing interest income of $1,400,227.